Annual Meeting

May 20, 2003

2002 Stock Offering
November 12, 2002

Sold 1,104,000 Units of Additional Capital Stock

Net Proceeds of approximately $8,000,000.00 to company

Common Stock is now listed on NASDAQ Small Cap

Stock Symbols

Common Stock SOMH

Warrants SOMHW

Total Assets

26% Increase in Total Assets

Total Assets

28% Increase in Total Assets

Statement of Operations

Year

Net Income/Loss

2001

$ (560)

2002

$ 179

132% Improvement in 2002 vs. 2001

Income Trend

2001

2002

Improvement

1

st

 Quarter

$ (232)

$ 17

+ 107%

2

nd

 Quarter

(181)

130

+172%

3

rd

 Quarter

(81)

4

+ 105%

4

th

 Quarter

(66)

28

+ 142%

Income Trend - Continued

2001

2002

2003

Improvement

1

st

 Quarter

$ (232)

$ 17

$ 110

547%

2

nd

 Quarter

(181)

130

3

rd

 Quarter

(81)

4

4

th

 Quarter

(66)

28

Loan Growth - Total Balances

Total Growth 31%

Loan Mix Comparison Total Balances

March 31, 2002

March 31, 2003

Consumer Loan Portfolio

March 31, 2002

March 31, 2003

2002 Home Equity Promotion
Launched 2/1/2002

Number

Amount

Applications Received

269

$36,379,500

Lines Closed

210

$27,870,500

Number

Amount

Applications Received

110

$14,725,000

Lines Closed

60

$7,155,000

In Process

35

$4,435,000

Launched 2/3/2003

Second Annual Home Equity Promotion

Net Interest Spread/Margin

12/31/2001

YTD Average

Net Spread

2.74%

2.25%

Net Margin

3.21%

2.98%

12/31/2002

YTD Average

Net Spread

3.17%

3.09%

Net Margin

3.72%

3.52%

3/31/2003

YTD Average

Net Spread

2.89%

2.83%

Net Margin

3.36%

3.31%

Investment Portfolio

1st Quarter 2002

1st Quarter 2003

Average Balance

$16,071,000

$17,500,000

Average Yield

4.97%

2.76%

Average Maturity

40 Months

24 Months

Decrease in Yield

2.21%

Decrease in

Monthly income

$32,229

Deposit Growth

Total Deposits

Core Deposits

Total Growth 25%

Core Deposit Growth 30%

Deposit Mix - Total Balances

March 31, 2002

March 31, 2003

Number of Accounts

41% Increase in Transaction Accounts

49% Increase in Savings and Money Market Accounts

17% Increase in Time Deposit Account

Paramount Checking

51% Increase in Balances

48% Increase in Accounts

Account Balances

Number of Accounts

Transaction Activity

Number of Teller

Transactions for Month

Number of ACH

Transactions for Month

19% Increase

55% Increase

58% Increase in Online Banking Customers

52% Increase in Bill Payment Accounts

47% Increase in Accounts Online

Electronic Banking -
Online Banking

27% Increase in ATM Cards Outstanding

62% Increase in Visa Check/ATM Cards Outstanding

31% Increase in Telephone Banking Calls

Electronic Banking -
ATM and Telephone Banking

Asset Quality and Reserves

From the outset, we have implemented a strong credit culture through the application of sound banking principles.

As of December 31, 2002 Somerset Hills Bancorp had non-performing loans of $ 137,000. This represents a 0.14% non-performing loans to total loans ratio.

Loan loss reserves as of the same date totaled $ 1.3 million which represents 917% of non-performing loans.

Loan Loss Reserve 1.33% of total loans.

"Economic" Value of Portfolio Equity

December 31, 2002

Book Value of Equity $20,664

Economic Value of Equity   $23,022

$ Change

% Change to PV Equity

Peer Group -5.7% to -11.8% Range

-200bp

+200bp

Bank Policy

23,069

22,588

48

(433)

0.21%

-1.88%

-25.00%

Capital Ratios

December 31, 2002:

Total capital (to risk-weighted assets)

Tier I capital (to risk-weighted assets)

Tier I capital (to average assets)

December 31, 2001:

Total capital (to risk-weighted assets)

Tier I capital (to risk-weighted assets)

Tier I capital (to average assets)

Actual

Well capitalized

Amount

Ratio

Amount

Ratio

$20,570

$12,174

>

10.00

19,314

15.86

7,304

>

6.00

16.90

%

%

19,314

14.16

6,821

>

5.00

$12,019

$8,706

>

10.00

11,137

12.79

5,224

>

6.00

13.80

%

%

11,137

9.72

5,728

>

5.00

Sullivan Financial Services, Inc.

a subsidiary of Somerset Hills Bank

Sullivan Financial Services, Inc.

Joseph A. Sullivan

President

Headquarters

100 Executive Drive, Suite 140

West Orange, NJ 07052

Phone:     973-325-5000

Fax:         973-325-6791

Sullivan Financial Services, Inc.
Products and Services

Conventional Mortgage Loans

Fixed and Adjustable Rate Loans

FHA/VA Loans

Jumbo Mortgages

1st Time Buyer Programs

No Doc Loans

No Cost Refinances

Sullivan Financial Services, Inc.
Loan Volume

2001

2002

Increase

Originations

$304,179

$404,513

+ 33%

Originations

1530

1701

+ 11%

Closings

$220,261

$320,978

+ 44%

Closings

1153

1384

+ 20%

Sullivan Financial Services, Inc.
Loan Volume - Continued

1st Quarter
2002

1st Quarter
2003

Increase

Originations

$81,482

$140,159

+ 72%

Originations

371

572

+ 54%

Closings

$59,185

$95,953

+ 62%

Closings

270

393

+ 46%

Sullivan Financial Services, Inc.
Loan Volume - Continued

Average Loan Amount

2001

$194,000

2002

$232,000

1

st

 Quarter 2003

$244,000

Somerset Hills Wealth
Management, LLC

a subsidiary of Somerset Hills Bank

Somerset Hills Wealth
Management, LLC

For the Individual:

Financial Planning

Investment Management

Estate Review

Life, Health & Long Term Care Insurance

Property and Casualty Insurance

Somerset Hills Wealth
Management, LLC

For the Business Owner:

Business Succession Planning

Buy-Sell & Key Person Agreements

Retirement Plans & Group Insurance

Property and Casualty Insurance

We're Here
Morristown Branch

The Morristown Office

October 12, 2002 to April 30, 2003

Checking Accounts

Savings Accounts

Time Deposits

Number

Demand

Amount

211

211

110

$8,413,826

86,525

2,941,295

$11,441,646

$2,516,350

$2,516,350

Totals

430

5% Stock Dividend !!!